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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 16, 2003

                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)


        MARYLAND                     1-11527                  04-3262075
 State or other jurisdiction       (Commission           (I.R.S. employer
    of incorporation)              file number)         identification number)


   400 CENTRE STREET, NEWTON, MASSACHUSETTS                    02458
   (Address of principal executive offices)                  (Zip code)

        Registrant's telephone number, including area code: 617-964-8389


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                             ITEM 5 - OTHER EVENTS.

On January 16, 2003, Hospitality Properties Trust (the "Company") agreed to sell $175,000,000 aggregate principal amount of its 6 3/4% Senior Notes Due February 15, 2013 (the "Notes") in a public offering. The notes are expected to be issued on January 24, 2003, and will be issued under a supplemental indenture to the Company's indenture dated February 25, 1998. The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the Company's other outstanding senior unsecured notes issued under that indenture. The Company expects to use the estimated $172.8 million net proceeds from this offering to redeem all $150 million of its outstanding 8.5% Senior Notes due in 2009 and for general business purposes. The underwriters for the offering are Credit Suisse First Boston, Wachovia Securities, BMO Nesbitt Burns Corp., CIBC World Markets Corp., Credit Lyonnais, Securities (USA) Inc., ING Financial Markets LLC, PNC Capital Markets, Inc., SG Cowen Securities Corporation, and Wells Fargo Investment Services, LLC (the "Underwriters"). A prospectus supplement relating to the 6 3/4% Senior Notes due February 15, 2013 referenced above will be filed with the Securities and Exchange Commission. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES REFORM ACT OF 1995, INCLUDING WITH RESPECT TO THE COMPANY'S ISSUANCE OF THE NOTES AND REPAYMENT OF ITS 8.5% SENIOR NOTES DUE 2009. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.

        1.1 Purchase Agreement dated as of January 16, 2003 between Hospitality Properties Trust and Credit Suisse First Boston, acting on behalf of the Underwriters pertaining to $175,000,000 in aggregate principal amount of 6 3/4 % Senior Notes due February 15, 2013.

        4.1 Form of Supplemental Indenture No. 7 dated as of January 24, 2003 between HRPT Properties Trust and U.S. Bank National Association, as successor trustee, including form of 63/4% Senior Notes due 2013.

        8.1  Opinion of Sullivan & Worcester LLP re: tax matters.

        23.1 Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HOSPITALITY PROPERTIES TRUST

                             By:  /s/ MARK L. KLEIFGES
                                ------------------------------------
                                Mark L. Kleifges
                                Treasurer


Date:      January 17, 2003